SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 1, 1997
                                                  -----------------


                               Asahi/America, Inc.
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             (Exact name of registrant as specified in its charter)

         Massachusetts                  0-28322             04-2621836
(State or other Jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or Organization)          File Number)        Identification No.)

         35 Green Street, Malden Massachusetts                       02148-0005
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (617) 321-5409
                                                    ------------------

Item 2.  Acquisition or Disposition of Assets.

         On May 1, 1997, Asahi/America, Inc. (the "Registrant") consummated its acquisition of certain assets from Universal Flow Monitors, Inc., ("UFM"), a Michigan corporation, and UFM's affiliate, The Rosaen Company, a Michigan corporation (together with UFM, the "Seller"). For the purchase price of $3 million in cash, the Registrant acquired two product lines with related inventory and equipment from the Seller, and certain patent and patent application rights. The acquired product lines include the design, development, manufacture, marketing and servicing of a line of plastic vortex flow sensor products known as the "Vortex Shedding Product Line", which are based on piezoelectric technology. The assets also include a new line of vortex products using ultrasonic sensing technology, currently in development. The Registrant intends to continue to offer the acquired product lines and believes that these assets and associated intellectual property rights will complement its current business and diversify its total product offerings. Of the $3 million cash consideration, the Registrant used $1 million of its cash remaining from its initial public offering completed in May 1996 and a $2 million revolving credit facility from Citizens Bank of Massachusetts.

Item 7.  Exhibits.

         (c)  Exhibits:

EXHIBIT
NUMBER                DESCRIPTION
--------     ------------------------------------------------------------------

2.1 Purchase and Sale Agreement For the Acquisition By Asahi/America, Inc. of Certain Assets of Universal Flow Monitors, Inc. and The Rosaen Company, Dated as of April 30, 1997.

2.2 Royalty Agreement by and between Asahi/America, Inc. and The Rosaen Company, Dated as of May 1, 1997.

2.3 Employment Agreement by and between Asahi/America, Inc. and David Marsh, Dated as of May 1, 1997.


         The following non-material schedules to the Purchase and Sale Agreement (Exhibit 2.1) have not been included herein. Such schedules will be supplementally filed with the Commission upon request.

SCHEDULE              DESCRIPTION
-----------  -----------------------------------------------------------------
2.1.1        Purchase Orders
2.1.1(b)     Noncompetition & Confidentiality Agreements
2.1.2(a)     Trademarks and Copyrights
2.1.2(b)     SELLER's "Universal" trademark rights
2.1.4        Patents and Technology
2.1.5        Inventory
2.1.6        Equipment and Personal Property
5.3          Ultrasonic Vortex Product
8.1.1        Exceptions to SELLER's Representations and Warranties
8.1.4        Licenses and Permits
8.1.10       Material Contracts
8.1.13       Largest Suppliers and Customers
8.1.15(a)    Product Warranties; Warranty Rights
8.1.15(b)    Unresolved Material Claims
8.1.17       Distributor Agreements
8.1.18       Financial Data
9.2.7(e)(i)  Allocation of Purchase Price
9.3.4(a)     Restricted Flow Meters


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ASAHI/AMERICA, INC.

Dated:   May 13, 1997          By: /s/ Leslie B. Lewis
                               -------------------------------------
                                       Leslie B. Lewis
                                       Principal Executive Officer and President